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                                                                    EXHIBIT 10.7

                               VOTING AGREEMENT

          This Agreement is entered into as of this 12th day of December, 1996, by and among Vicinity Corporation, a California corporation (the "Company"), Rama Aysola, Eddie Babcock, Timothy Bacci, and James DiSanto (each a "Founder" and collectively, the "Founders"), the undersigned holder of Series A Preferred Stock and Series B Preferred Stock of the Company (the "Series A and Series B Shareholder"), and the undersigned purchaser of Series C Preferred Stock of the Company (collectively, "the Series C Shareholders"). Collectively, the Founders, the Series A and B Shareholders, and the Series C Shareholders are referred to herein as the "Shareholders."

                                   RECITALS
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          WHEREAS, contemporaneously with the execution and delivery of this
Agreement, the Series C Shareholders are purchasing shares of Series C Preferred Stock ("Series C Preferred") pursuant to the Vicinity Corporation Series C Preferred Stock Purchase Agreement of even date herewith and;

          WHEREAS, as a condition precedent to the investment by the Series C Shareholders, each of the signatories hereto, and any subsequent holder of record who acquires shares from the signatories hereto (except such persons who acquire such shares pursuant to a public disposition), desires to enter into and agree to be bound by this Agreement, and each of the signatories hereto is willing to enter into and agree to be bound by this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth below the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          (1) Shares Subject to Agreement.  The Shareholders each agree as to
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all of the shares of Series A Preferred Stock ("Series A Preferred"), Series B
Preferred Stock ("Series B Preferred"), Series C Preferred, and Common Stock of the Company which are now held by them or may be issued upon conversion of any of the foregoing securities owned by them, together with any securities issued to the foregoing persons upon any exchange, stock split, stock dividend, recapitalization or the like (the "Shares") that they shall vote all such Shares in accordance with the provisions of this Agreement.

          (2) Obligation to Vote Shares for Specific Nominees.
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              (a)  Obligation as to Directors Elected by Preferred Stock and
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Common Stock Voting Together as a Single Class.  Until the termination of this
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Agreement pursuant to Section 6 hereof, each of the Shareholders hereby agrees, at any shareholder meeting, or upon any action by written consent in lieu of meeting, for the purpose of electing directors, to cast not less than such minimum number of votes which, whether or not cumulative voting is in effect, when combined with the votes cast by each other of the Shareholders and any other person who shall cast such

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votes in person or by proxy, shall be necessary to cause the election to the
Company's Board of Directors, pursuant to the terms of the Company's Amended and Restated Articles of Incorporation providing for the election by the holders of the Preferred Stock and Common Stock of the Company (voting together as a single class) of two members of the Board of Directors, of the President of the Company (the "President") and a nominee mutually agreed upon by the parties who is not an employee of the Company, the Series A and B Shareholder, or the Series C Shareholders (the "Industry Designee"). Unless and until his successor shall be duly elected and qualified, such Industry Designee shall be Fred Gibbons.

          (b) Obligation in the Event of Conversion of Series A and B Preferred.
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              (i)     Subject to the provisions of subparagraph (ii) of this
Section (2)(b), if any shares of Series A Preferred or Series B Preferred held by the Series A and B Shareholders have been converted into Common Stock of the Company, the Series A and B Shareholder hereby agree with respect to all such shares of Series A Preferred or Series B Preferred as have been converted into Common Stock of the Company, at any shareholder meeting or upon any action by written consent in lieu of meeting, for the purpose of electing directors, to cast not less than such minimum number of votes which, whether or not cumulative voting is in effect, when combined with the votes cast by each other of the holders of Common Stock of the Company, as applicable, shall be necessary to cause the election to the Company's Board of Directors, pursuant to the terms of the Company's Amended and Restated Articles of Incorporation providing for class voting of the Common Stock, of a nominee designated by the Founders (the "Founders' Designee"). Unless and until a successor Founders' Designee is nominated by a majority of the Founders, such Founders' Designee shall be Timothy Bacci.

              (ii) Subsequent to such date as all shares of Series A Preferred or Series B Preferred have been converted to Common Stock of the Company, notwithstanding the foregoing subparagraph (i) of this Section (2)(b), in the event the votes held by the Series A and B Shareholders shall be insufficient to elect the nominee previously elected by the Series A Preferred and Series B Preferred holders pursuant to the terms of the Company's Amended and Restated Articles of Incorporation providing for class voting for the Series A Preferred and Series B Preferred (the "Series A and B Nominee") and all three directors as set forth in Subsections (2)(a) and (2)(b)(i), the Series A and B Shareholder shall be entitled to cast all of its votes, or such lesser number of votes, as shall be necessary to elect the Series A and B Nominee and any remaining votes of such Series A and B Shareholder, or such lesser number of votes when combined with the votes of all other votes cast by other shareholders, as shall be necessary to elect in order of priority: (x) the Founders' Designee, (y) the President, and (z) the Industry Designee.

          (c)  Obligation in the Event of Conversion of Series C Preferred.
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               (i) Subject to the provisions of subparagraph (ii) of this
Section (2)(c), if any shares of Series C Preferred have been converted into Common Stock of the Company, each of the Series C Shareholders hereby agrees with respect to all such shares of Series C Preferred as have been converted into Common Stock of the Company, at any shareholder meeting, or upon any action by written consent in lieu of meeting, for the purpose of electing

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directors, to cast not less than such minimum number of votes which, whether or not cumulative voting is in effect, when combined with the votes cast by each other of the holders of the Common Stock of the Company, shall be necessary to cause the election to the Company's Board of Directors, pursuant to the terms of the Company's Amended and Restated Articles of Incorporation providing for class voting of the Common Stock, of the Founders' Designee.

          (ii) Subsequent to such date as all shares of Series C Preferred have been converted to Common Stock of the Company, notwithstanding the foregoing subparagraph (i) of this Section (2)(c), in the event the votes held by the Series C Shareholders shall be insufficient to elect the nominee previously elected by the Series C Preferred holders pursuant to the terms of the Company's Amended and Restated Articles of Incorporation providing for class voting for the Series C Preferred (the "Series C Nominee") and all three directors as set forth in Subsections (2)(a) and (2)(c)(i), the Series C Shareholders shall be entitled to cast all of their votes, or such lesser number of votes, as shall be necessary to elect the Series C Nominee and any remaining votes of such Series C Shareholders, or such lesser number of votes when combined with the votes of all other votes cast by other shareholders, as shall be necessary to elect in order of priority: (x) the Founders' Designee, (y) the President, and (z) the Industry Designee.

     (3) Nomination and Notice.  The Company shall use its best efforts to
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cause the representatives chosen by each of Series A and B Shareholder, the
Series C Shareholders, the Founders' Designee, the President, and the Industry Designee to be set forth on any ballot, proxy or other written instrument for nomination for and election to the Board of Directors for the duration of this Agreement. The Company shall furnish written notice to each of the Shareholders at least ten (10) days prior to any meeting or proposed action by written consent for the purpose of electing directors.

     (4) Designation of Nominees.  In the absence of notice to the contrary
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by the applicable entity or persons, as the case may be, the directors then serving on behalf of each such entity or persons shall be deemed to continue as the nominee of such entity or persons.

     (5) Additional Parties to the Agreement.  In connection with any sale,
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transfer, succession, or assignment by any Shareholder subsequent to the date of this Agreement, other than by virtue of a sale to the public (pursuant to a registered public offering, Rule 144 transaction or 4(1) transaction), the Company and the Shareholders shall require such purchaser, transferee, successor, or assignee, as a condition of such transfer, succession or assignment, to agree in writing to be bound by all the terms and conditions of this Agreement. Each such purchaser, transferee, successor or assignee shall be deemed to be one of the Shareholders under this Agreement.

     (6) Termination.  This Agreement shall terminate on the earliest to
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occur of (a) five (5) years after the date of this Agreement, (b) the date of the closing of a firm commitment underwritten public offering of shares of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (c) the merger or consolidation of the Company with or into any other corporation or entity, other than a wholly-owned subsidiary of the Company, or a sale or all or substantially all of the assets of the

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Company (unless shareholders of the Company immediately prior to such transaction are holders of at least a majority of the voting securities of the surviving or acquiring corporation thereafter, and for the purposes of this calculation, voting securities of the surviving or acquiring corporation which any shareholder of the corporation owned immediately prior to such merger or consolidation as shareholders of another party to the transaction shall be disregarded).

          (7) Successors in Interest.  The provisions of this Agreement shall be
              ----------------------
binding upon the successors in interest to any of the Shares, except as to Shares sold to the public (pursuant to a registered public offering, Rule 144 transaction or 4(1) transaction). The Company shall not permit the transfer of any of the Shares on its books or issue a new certificate representing any of the Shares unless and until the person to whom such security is to be sold or transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Shareholder, as defined herein; provided, however, that nothing in this Agreement shall in any way limit the ability of each Shareholder to sell any or all Shares to the public (pursuant to a registered public offering, Rule 144 transaction or 4(1) transaction). Any Shares so distributed shall be subject to this Agreement.

          (8) Inscription on Share Certificates.
              ---------------------------------

               (a) Each certificate representing any of the Shares shall be marked by the Company with a legend reading as follows:

               "THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER). ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT."


               (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the legend from any such certificate and will place or cause to be placed the legend on any new certificate issued to represent Shares theretofore represented by a certificate carrying the legend.

          (9)  Notices.  Any notice required or permitted to be given to a party
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pursuant to this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail registered or certified, with postage prepaid and property to the party to be notified.

          (10) Validity and Severability; Amendments.  The Shares, as of the
               -------------------------------------
date hereof, are not subject to a proxy, voting agreement or other obligation, restriction or agreement affecting the validity of this Agreement. If any provisions of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be amended only in writing upon

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the concurrence of the holders of a majority in interest of the Series A
Preferred, Series B Preferred, and Series C Preferred (or Common Stock issued upon conversion thereof).

          (11) Governing Law.  This Agreement shall be governed by and construed
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by the laws of the State of California as applied to contracts between
California residents entered into and to be performed entirely within the State of California.

          (12) Counterparts.  This Agreement may be executed in two or more
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counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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          IN WITNESS WHEREOF, this Agreement has been duly executed on the date herein above set forth.

                              "COMPANY"

                              VICINITY CORPORATION

                              By:
                                  ----------------------------------------------
                                        Hal Logan, President


                              "FOUNDERS"


                              --------------------------------------------------
                              Rama Aysola


                              --------------------------------------------------
                              Eddie Babcock


                              --------------------------------------------------
                              Timothy Bacci


                              --------------------------------------------------
                              James DiSanto


                              --------------------------------------------------
                              "SERIES A AND B SHAREHOLDERS"


                              CMG @ VENTURES


                              By:
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                                        Peter Mills, General Partner



                              "SERIES C SHAREHOLDERS"


                              TWENTY-FIRST CENTURY INTERNET FUND, L.P.


                              By:
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                                        Neil Weintraut, General Partner

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                              CMG @ VENTURES


                              By:
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                                   Peter Mills, General Partner


                              ENCOMPASS GROUP, INC.


                              By:
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                                   Yasuki Matsumoto, President

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